Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter Ended September 30, 2018

–    Quarterly GAAP Earnings of $0.31 and Core Earnings of $0.53 per Diluted Common Share   –

–    Year-to-Date Capital Deployed of $8.9 Billion, Up 77% Versus 2017   –

–    Deploys $2.5 Billion for the Acquisition of Infrastructure Finance Platform and Portfolio and $1.3 Billion in the Commercial and Residential Lending Segment   –

–    Moody’s Revises Rating Outlook to Positive from Stable   –

–    Declares Dividend of $0.48 per share for the Fourth Quarter of 2018   –

GREENWICH, Conn., November 9, 2018 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended September 30, 2018.  The Company’s third quarter 2018 GAAP net income was $84.5 million, or $0.31 per diluted share, and Core Earnings (a non-GAAP financial measure) was $148.4 million, or $0.53 per diluted share.  This includes $6.9 million, or $0.03 per diluted share, and $3.0 million, or $0.01 per diluted share, of acquisition costs associated with the infrastructure finance platform and portfolio for GAAP and Core Earnings, respectively.

“We are excited to have completed another successful quarter which was highlighted by record levels of capital deployment including the acquisition of our new infrastructure finance platform,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust. “We continue to see the benefits of a multi-cylinder approach as we execute on attractive investments across our existing businesses. During the quarter, our asset base and commercial loan portfolio both reached record levels, with assets of $16.0 billion and commercial loans of $7.5 billion.”

“We intend to capitalize on attractive opportunities to expand our infrastructure finance platform as we continue to execute on the prudent allocation of capital across our cylinders allowing us to achieve the best risk-adjusted returns for our shareholders.”

Dividend

On November 9, 2018, the Company’s Board of Directors declared a dividend of $0.48 per share of common stock for the quarter ending December 31, 2018. The dividend is payable on January 15, 2019 to common stockholders of record as of December 31, 2018.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Conference Call and Webcast Information

The Company will host a webcast and conference call on Friday, November 9, 2018, at 10:00 a.m. Eastern Time to discuss the quarter’s financial results and recent events.  A webcast will be available on the Company’s website at www.starwoodpropertytrust.com.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic:  1-877-407-9039

International:  1-201-689-8470

Conference Call Playback:

Domestic:  1-844-512-2921

International:  1-412-317-6671

Passcode:  13684083

The playback can be accessed through November 23, 2018.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed over $48 billion of capital since inception and manages a portfolio in excess of $15 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include completion of pending investments, continued ability to acquire additional investments, competition within the finance and real estate industries, economic conditions, availability of financing and other risks detailed from time to time in the Company's reports filed with the SEC.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended September 30, 2018

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$147,913	$3,053	$—	$3,535	$—	$154,501	$—	$154,501
Interest income from investment securities	10,320	107	—	34,477	—	44,904	(33,396)	11,508
Servicing fees	98	—	—	34,100	—	34,198	(6,374)	27,824
Rental income	—	—	76,067	15,065	—	91,132	—	91,132
Other revenues	265	44	169	229	89	796	(42)	754
Total revenues	158,596	3,204	76,236	87,406	89	325,531	(39,812)	285,719
Costs and expenses:
Management fees	453	—	—	18	25,937	26,408	111	26,519
Interest expense	43,322	2,258	19,483	7,396	30,475	102,934	(276)	102,658
General and administrative	7,016	537	1,680	19,131	2,753	31,117	86	31,203
Acquisition and investment pursuit costs	341	6,725	—	(539)	—	6,527	—	6,527
Costs of rental operations	—	—	23,052	7,139	—	30,191	—	30,191
Depreciation and amortization	17	—	28,448	5,828	—	34,293	—	34,293
Loan loss allowance, net	929	—	—	—	—	929	—	929
Other expense	76	—	—	—	—	76	—	76
Total costs and expenses	52,154	9,520	72,663	38,973	59,165	232,475	(79)	232,396
Income (loss) before other income (loss), income taxes and non-controlling interests	106,442	(6,316)	3,573	48,433	(59,076)	93,056	(39,733)	53,323
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	33,289	33,289
Change in fair value of servicing rights	—	—	—	(1,994)	—	(1,994)	1,020	(974)
Change in fair value of investment securities, net	238	—	—	(4,966)	—	(4,728)	5,029	301
Change in fair value of mortgage loans held-for-sale, net	1,343	—	—	2,597	—	3,940	—	3,940
Earnings (loss) from unconsolidated entities	514	—	1,988	(134)	—	2,368	257	2,625
Gain on sale of investments and other assets, net	47	—	—	1,415	—	1,462	—	1,462
Gain (loss) on derivative financial instruments, net	7,278	455	5,895	3,076	(4,969)	11,735	—	11,735
Foreign currency loss, net	(3,546)	(531)	(1)	—	—	(4,078)	—	(4,078)
Loss on extinguishment of debt	(730)	—	—	—	(1,810)	(2,540)	—	(2,540)
Other income (loss), net	(1)	—	2	(1,422)	—	(1,421)	—	(1,421)
Total other income (loss)	5,143	(76)	7,884	(1,428)	(6,779)	4,744	39,595	44,339
Income (loss) before income taxes	111,585	(6,392)	11,457	47,005	(65,855)	97,800	(138)	97,662
Income tax provision	(314)	—	(125)	(7,842)	—	(8,281)	—	(8,281)
Net income (loss)	111,271	(6,392)	11,332	39,163	(65,855)	89,519	(138)	89,381
Net (income) loss attributable to non-controlling interests	(365)	—	(4,769)	151	—	(4,983)	138	(4,845)
Net income (loss) attributable to Starwood Property Trust, Inc.	$110,906	$(6,392)	$6,563	$39,314	$(65,855)	$84,536	$—	$84,536

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended September 30, 2018

(Amounts in thousands except per share data)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$110,906	$(6,392)	$6,563	$39,314	$(65,855)	$84,536
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,769	—	—	4,769
Non-cash equity compensation expense	750	13	98	1,321	3,769	5,951
Management incentive fee	—	—	—	—	4,299	4,299
Acquisition and investment pursuit costs	45	3,770	(89)	(129)	—	3,597
Depreciation and amortization	17	—	28,780	5,456	—	34,253
Loan loss allowance, net	929	—	—	—	—	929
Interest income adjustment for securities	(137)	—	—	6,573	—	6,436
Extinguishment of debt, net	—	—	—	—	(922)	(922)
Other non-cash items	—	—	(632)	1,622	986	1,976
Reversal of GAAP unrealized (gains) / losses on:
Loans held-for-sale	(1,343)	—	—	(2,597)	—	(3,940)
Securities	(338)	—	—	4,966	—	4,628
Derivatives	(7,497)	(455)	(4,779)	(3,424)	5,248	(10,907)
Foreign currency	3,546	531	1	—	—	4,078
Earnings from unconsolidated entities	(514)	—	(1,988)	134	—	(2,368)
Recognition of Core realized gains / (losses) on:
Loans held-for-sale	3,558	—	—	4,415	—	7,973
Securities	100	—	—	1,673	—	1,773
Derivatives	6	—	(230)	1,048	—	824
Foreign currency	225	(8)	—	—	—	217
Earnings from unconsolidated entities	581	—	—	613	—	1,194
Sales of properties	—	—	—	(928)	—	(928)
Core Earnings (Loss)	$110,834	$(2,541)	$32,493	$60,057	$(52,475)	$148,368
Core Earnings (Loss) per Weighted Average Diluted Share	$0.40	$(0.01)	$0.12	$0.21	$(0.19)	$0.53

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the nine months ended September 30, 2018

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$431,153	$3,053	$—	$9,619	$—	$443,825	$—	$443,825
Interest income from investment securities	33,689	107	—	99,348	—	133,144	(95,577)	37,567
Servicing fees	313	—	—	92,221	—	92,534	(21,328)	71,206
Rental income	—	—	217,178	43,955	—	261,133	—	261,133
Other revenues	683	44	351	973	227	2,278	(147)	2,131
Total revenues	465,838	3,204	217,529	246,116	227	932,914	(117,052)	815,862
Costs and expenses:
Management fees	1,396	—	—	54	82,895	84,345	310	84,655
Interest expense	110,169	2,258	55,397	18,298	96,132	282,254	(821)	281,433
General and administrative	19,962	537	5,510	64,006	8,602	98,617	256	98,873
Acquisition and investment pursuit costs	2,253	6,725	(46)	(467)	—	8,465	—	8,465
Costs of rental operations	—	—	72,531	20,250	—	92,781	—	92,781
Depreciation and amortization	50	—	86,655	16,482	—	103,187	—	103,187
Loan loss allowance, net	27,726	—	—	—	—	27,726	—	27,726
Other expense	230	—	—	447	—	677	—	677
Total costs and expenses	161,786	9,520	220,047	119,070	187,629	698,052	(255)	697,797
Income (loss) before other income (loss), income taxes and non-controlling interests	304,052	(6,316)	(2,518)	127,046	(187,402)	234,862	(116,797)	118,065
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	129,888	129,888
Change in fair value of servicing rights	—	—	—	(14,417)	—	(14,417)	5,426	(8,991)
Change in fair value of investment securities, net	16	—	—	24,123	—	24,139	(16,285)	7,854
Change in fair value of mortgage loans held-for-sale, net	(165)	—	—	26,738	—	26,573	—	26,573
Earnings from unconsolidated entities	3,761	—	1,406	2,916	—	8,083	(1,450)	6,633
Gain on sale of investments and other assets, net	461	—	6,883	18,215	—	25,559	—	25,559
Gain (loss) on derivative financial instruments, net	15,927	455	27,734	7,720	(24,338)	27,498	—	27,498
Foreign currency loss, net	(3,260)	(531)	—	(2)	—	(3,793)	—	(3,793)
Loss on extinguishment of debt	(730)	—	—	(186)	(1,810)	(2,726)	—	(2,726)
Other income (loss), net	42	—	508	(1,365)	—	(815)	—	(815)
Total other income (loss)	16,052	(76)	36,531	63,742	(26,148)	90,101	117,579	207,680
Income (loss) before income taxes	320,104	(6,392)	34,013	190,788	(213,550)	324,963	782	325,745
Income tax provision	(2,981)	—	(1,997)	(9,502)	—	(14,480)	—	(14,480)
Net income (loss)	317,123	(6,392)	32,016	181,286	(213,550)	310,483	782	311,265
Net income attributable to non-controlling interests	(1,087)	—	(11,906)	(3,792)	—	(16,785)	(782)	(17,567)
Net income (loss) attributable to Starwood Property Trust, Inc.	$316,036	$(6,392)	$20,110	$177,494	$(213,550)	$293,698	$—	$293,698

Reconciliation of Net Income to Core Earnings

For the nine months ended September 30, 2018

(Amounts in thousands except per share data)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$316,036	$(6,392)	$20,110	$177,494	$(213,550)	$293,698
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	11,906	—	—	11,906
Non-cash equity compensation expense	2,079	13	228	3,613	10,635	16,568
Management incentive fee	—	—	—	—	19,620	19,620
Acquisition and investment pursuit costs	1,430	3,770	(249)	(215)	—	4,736
Depreciation and amortization	50	—	87,648	15,253	—	102,951
Loan loss allowance, net	27,726	—	—	—	—	27,726
Interest income adjustment for securities	(531)	—	—	8,206	—	7,675
Extinguishment of debt, net	—	—	—	—	8,586	8,586
Other non-cash items	—	—	(2,406)	2,194	2,762	2,550
Reversal of GAAP unrealized (gains) / losses on:
Loans held-for-sale	165	—	—	(26,738)	—	(26,573)
Securities	(259)	—	—	(24,123)	—	(24,382)
Derivatives	(16,665)	(455)	(25,228)	(8,788)	26,797	(24,339)
Foreign currency	3,260	531	—	2	—	3,793
Earnings from unconsolidated entities	(3,761)	—	(1,406)	(2,916)	—	(8,083)
Recognition of Core realized gains / (losses) on:
Loans held-for-sale	1,487	—	—	28,285	—	29,772
Securities	242	—	—	(4,419)	—	(4,177)
Derivatives	(5,848)	—	(938)	7,197	—	411
Foreign currency	8,136	(8)	—	(42)	—	8,086
Earnings from unconsolidated entities	3,986	—	—	2,875	—	6,861
Sales of properties	—	—	(365)	(4,374)	—	(4,739)
Core Earnings (Loss)	$337,533	$(2,541)	$89,300	$173,504	$(145,150)	$452,646
Core Earnings (Loss) per Weighted Average Diluted Share	$1.24	$(0.01)	$0.33	$0.63	$(0.53)	$1.66

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of September 30, 2018

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$15,217	$8	$23,496	$44,771	$180,946	$264,438	$1,319	$265,757
Restricted cash	34,325	28,222	18,239	14,508	28,970	124,264	—	124,264
Loans held-for-investment, net	7,004,938	1,492,276	—	3,460	—	8,500,674	—	8,500,674
Loans held-for-sale	719,781	320,270	—	286,786	—	1,326,837	—	1,326,837
Loans transferred as secured borrowings	74,281	—	—	—	—	74,281	—	74,281
Investment securities	718,262	65,060	—	1,027,554	—	1,810,876	(1,047,426)	763,450
Properties, net	—	—	2,620,220	268,517	—	2,888,737	—	2,888,737
Properties held-for-sale	—	—	31,928	20,374	—	52,302	—	52,302
Intangible assets	—	—	96,348	80,420	—	176,768	(22,820)	153,948
Investment in unconsolidated entities	34,334	—	112,110	43,804	—	190,248	(21,460)	168,788
Goodwill	—	115,988	—	140,437	—	256,425	—	256,425
Derivative assets	15,232	481	41,461	2,633	—	59,807	—	59,807
Accrued interest receivable	42,080	6,356	269	1,090	3,243	53,038	(127)	52,911
Other assets	38,604	8,398	99,412	49,882	2,399	198,695	(7)	198,688
VIE assets, at fair value	—	—	—	—	—	—	48,034,610	48,034,610
Total Assets	$8,697,054	$2,037,059	$3,043,483	$1,984,236	$215,558	$15,977,390	$46,944,089	$62,921,479
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$23,681	$10,889	$71,253	$80,353	$28,600	$214,776	$126	$214,902
Related-party payable	—	—	—	74	25,212	25,286	—	25,286
Dividends payable	—	—	—	—	132,549	132,549	—	132,549
Derivative liabilities	3,015	381	2,276	251	29,463	35,386	—	35,386
Secured financing agreements, net	4,117,051	1,507,073	1,929,596	759,012	297,655	8,610,387	(23,700)	8,586,687
Unsecured senior notes, net	—	—	—	—	2,024,570	2,024,570	—	2,024,570
Secured borrowings on transferred loans, net	74,148	—	—	—	—	74,148	—	74,148
VIE liabilities, at fair value	—	—	—	—	—	—	46,945,674	46,945,674
Total Liabilities	4,217,895	1,518,343	2,003,125	839,690	2,538,049	11,117,102	46,922,100	58,039,202
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	2,793	2,793	—	2,793
Additional paid-in capital	1,481,943	525,108	809,734	270,045	1,876,231	4,963,061	—	4,963,061
Treasury stock	—	—	—	—	(104,194)	(104,194)	—	(104,194)
Accumulated other comprehensive income (loss)	60,811	—	7,171	(62)	—	67,920	—	67,920
Retained earnings (accumulated deficit)	2,926,015	(6,392)	5,775	863,580	(4,097,321)	(308,343)	—	(308,343)
Total Starwood Property Trust, Inc. Stockholders’ Equity	4,468,769	518,716	822,680	1,133,563	(2,322,491)	4,621,237	—	4,621,237
Non-controlling interests in consolidated subsidiaries	10,390	—	217,678	10,983	—	239,051	21,989	261,040
Total Equity	4,479,159	518,716	1,040,358	1,144,546	(2,322,491)	4,860,288	21,989	4,882,277
Total Liabilities and Equity	$8,697,054	$2,037,059	$3,043,483	$1,984,236	$215,558	$15,977,390	$46,944,089	$62,921,479